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                                                                    EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                 11 5/8% SERIES B SENIOR SECURED NOTES DUE 2002
                                       OF
                     B.F. SAUL REAL ESTATE INVESTMENT TRUST


    As  set forth in the Prospectus, dated April 29, 1994 (the "Prospectus"), of
B.F. Saul Real Estate Investment Trust (the "Trust") in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Trust's exchange offer (the "Exchange Offer") in respect of all of its outstanding
11 5/8% Senior Secured Notes due 2002 (the "Old Notes") if (i) certificates representing the Old Notes to be tendered are not immediately available, (ii) time will not permit the Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via telegram, telex or facsimile, to the Exchange Agent as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.



       THE EXCHANGE OFFER WILL EXPIRE AT  5:00 P.M., NEW YORK CITY  TIME,
       ON  THURSDAY, JUNE 2,  1994 UNLESS THE  EXCHANGE OFFER IS EXTENDED
       (SUCH TIME  AND  DATE, AS  SO  EXTENDED, THE  "EXPIRATION  DATE").
       TENDERS  OF OLD NOTES  MAY BE WITHDRAWN  AT ANY TIME  PRIOR TO THE
       EXPIRATION DATE.



      THE EXCHANGE AGENT AND INFORMATION AGENT FOR THE EXCHANGE OFFER IS:
                                 CHEMICAL BANK
                           FOR INFORMATION TELEPHONE:
                                 (800) 648-8169



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
        BY MAIL:               BY FACSIMILE TRANSMISSION       BY HAND OR OVERNIGHT DELIVERY:
      Chemical Bank        (FOR ELIGIBLE INSTITUTIONS ONLY):            Chemical Bank
Reorganization Department           (212) 629-8015                     55 Water Street
      P.O. Box 3085                 (212) 629-8016                Second Floor -- Room 234
     G.P.O. station              CONFIRM BY TELEPHONE:               New York, NY 10041
 New York, NY 10116-3085            (212) 613-7137             Attn: Reorganization Department


    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA A TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

    The undersigned hereby tender(s) to the Trust, upon the terms and subject to the conditions set forth in the Exchange Offer and the Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus.


    The undersigned understands that tenders of Old Notes will be accepted only in denominations of $1,000 and integral multiples thereof. The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be withdrawn after the Expiration Date. Tenders of Old Notes may be withdrawn if the Exchange Offer is terminated without any such Old Notes being exchanged thereunder or as otherwise provided in the Prospectus.



    All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


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                            PLEASE SIGN AND COMPLETE


Signature(s) of Registered Owner(s) or Authorized
Signatory: _____________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Principal Amount of Old Notes Tendered:



Certificate No(s). of Old Notes (if available): ________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Date: __________________________________________________________________________

Name(s) of Registered Holder(s):

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

Area Code and Telephone No.: ___________________________________________________


If Old Notes will be delivered by book-entry transfer at a Book-Entry Transfer Facility, complete the following:



Check Box of Book-Entry Transfer Facility:


/ / The Depository Trust Company


/ / Midwest Securities Trust Company


/ / Philadelphia Depository Trust Company



Account Number:_________________________________________________________________



Transaction Code Number:________________________________________________________



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
           This  Notice of Guaranteed Delivery must be signed by the registered holder(s) of Old Notes exactly as its (their) name(s) appear on  certificates for Old Notes or  on a security position listing  as the  owner of Old Notes, or by person(s)  authorized to become registered Holder(s) by endorsements and documents transmitted with this  Notice of Guaranteed Delivery. If  signature is by a  trustee, executor,  administrator,  guardian, attorney-in-fact,  officer of  a  corporation or  other person acting in  a  fiduciary  or  representative  capacity,  such  person  must  provide  the  following information.
                                                      PLEASE PRINT NAME(S) AND ADDRESS(ES)
           Name(s):      _____________________________________________________________________________________

                         _____________________________________________________________________________________

           Capacity:     _____________________________________________________________________________________

           Address(es):  _____________________________________________________________________________________

                         _____________________________________________________________________________________

                         _____________________________________________________________________________________

           DO  NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH
           A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.
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
                                                           GUARANTEE
                                            (NOT TO BE USED FOR SIGNATURE GUARANTEE)

           The undersigned, a member firm of a registered national securities exchange or of the National
           Association of Securities Dealers, Inc., a commercial  bank or trust company having an  office or  a correspondent  in the United  States or  an "eligible guarantor  institution" within the meaning of Rule 17Ad-15 under the Exchange Act, hereby (a) represents that each holder of  Old
           Notes  on whose behalf this tender is being  made "own(s)" the Old Notes covered hereby within the meaning of Rule 14e-4 under the Exchange Act, (b) represents that such tender of Old Notes complies with such Rule  14e-4 and (c)  guarantees that, within five  business days after  the
           Expiration  Date, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Old Notes covered hereby in proper  form for  transfer (or confirmation of the book-entry transfer  of such Old Notes into the Exchange
           Agent's account at the applicable Book-Entry Transfer Facility, pursuant to the procedure  for book-entry  transfer set  forth in  the Prospectus)  and all  other documents  required by the
           Letter of Transmittal, will be deposited by the undersigned with the Exchange Agent.

           THE UNDERSIGNED ACKNOWLEDGES  THAT IT MUST  DELIVER THE  LETTER OF TRANSMITTAL  AND OLD  NOTES
           TENDERED  HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH ABOVE AND THAT FAILURE
           TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.

           Name of Firm: ______________________________    ___________________________________________________
                                                                           Authorized Signature

           Address: ___________________________________    Name: _____________________________________________

           ____________________________________________    Title: ____________________________________________

           Area Code and Telephone No: ________________    Date:  ____________________________________________
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